UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2020

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1)     On February 12, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of NeuBase Therapeutics, Inc. (the “Company”) approved the dismissal of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm, effective immediately.

CohnReznick was engaged on October 2, 2019 to audit the Company’s consolidated financial statements as of and for the fiscal year ended September 30, 2019. The audit report of CohnReznick on the Company’s consolidated financial statements for the fiscal year ended September 30, 2019 (the “Audit Report”) was included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on January 10, 2020 (the “Form 10-K”). The Form 10-K did not identify any changes in and disagreements with CohnReznick on the Company’s accounting or financial disclosure, nor did it contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the period from October 2, 2019 through the date of CohnReznick’s termination there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with CohnReznick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference to the subject matter of the disagreements in connection with the Audit Report. As reported under Item 4.02 of this Current Report on Form 8-K (this “Form 8-K”), the Company has determined to restate the unaudited interim condensed financial statements and related disclosures as of, and for the three months ended, December 31, 2018, and as of, and for the three and six months ended March 31, 2019, to report the following changes: an increase in total operating expenses of approximately $0.8 million for the three months ended December 31, 2018, a decrease in total operating expenses of approximately $0.1 million for the three months ended March 31, 2019, an increase in total operating expenses of approximately $0.7 million for the six months ended March 31, 2019 and a decrease in intangible assets of approximately $1.5 million at each of December 31, 2018 and March 31, 2019.

During the period from October 2, 2019 through the date of CohnReznick’s termination, except for the material weakness in internal control over financial reporting identified by the Company in Item 9A of the Form 10-K and discussed below, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

As previously disclosed in the Form 10-K, in connection with the preparation of the Company’s consolidated financial statements for the fiscal year ended September 30, 2019, but prior to the issuance of such financial statements, the Company determined the accounting treatment and valuations pertaining to the PATrOL™ technology license acquired during the three months ended December 31, 2018 should be modified. The Form 10-K disclosed that the change in accounting treatment and valuations resulted in an increase in total operating expenses of approximately $0.9 million on the Company’s Consolidated Statements of Operations for the fiscal year ended September 30, 2019 and a decrease in intangible assets of approximately $1.5 million on the Company’s Consolidated Balance Sheet as of and for the fiscal year ended September 30, 2019, as well as a decrease in total operating expenses of approximately $0.3 million on the Company’s Consolidated Statements of Operations in connection with the adjustment of the valuation of certain share-based awards for the fiscal year ended September 30, 2019.

In the Form 10-K, the Company also disclosed that its management had determined that, as of September 30, 2019, the Company’s internal control over financial reporting was not effective due to a material weakness due to a lack of expertise in complex accounting transactions. During the fiscal year ended September 30, 2019, the Company undertook remediation measures by hiring a financial accounting consultant to provide accounting advisory services on complex transactions and accounting matters. The Company is in the process of implementing these remedial actions, but these efforts are not complete and are ongoing and subject to ongoing management review and the oversight of the Audit Committee.

The Company provided CohnReznick with a copy of the disclosures it is making in this Item 4.01(a) and requested that CohnReznick furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in this Item 4.01(a). CohnReznick has not provided its letter as of the time of the filing of this Form 8-K. Accordingly, the Company has requested that CohnReznick provide its letter as promptly as possible so that the Company can file the letter with the SEC within ten business days after the date of filing of this Form 8-K. The Company will file such letter by an amendment of this Form 8-K within two business days of receipt.

(a)(2)     On February 9, 2020, CohnReznick advised the Audit Committee of CohnReznick’s resignation as the Company’s independent registered public accounting firm, to become effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 with the SEC. As noted under (a)(1) above, the Audit Committee dismissed CohnReznick as the Company’s independent registered public accounting firm on February 12, 2020, before such resignation became effective as the Company has not yet filed its Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 with the SEC.

(b)  While the Company has not engaged a new independent registered public accounting firm, it has begun a search process to identify CohnReznick’s successor. The Company will disclose its engagement of a new independent registered public accounting firm once the process has been completed and as required by, and in accordance with, the SEC’s rules and regulations. The Company will not file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 until after the Company engages a new independent registered public accounting firm.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 12, 2020, the Company, in consultation with the Audit Committee, determined that the Company’s unaudited interim condensed financial statements and related disclosures as of, and for the three months ended, December 31, 2018, and as of, and for the three and six months ended March 31, 2019 (collectively, the “Fiscal 2019 Quarterly Financials”), which were included in Amendment No. 3, filed with the SEC on May 22, 2019, and Amendment No. 4, filed with the SEC on June 3, 2019, respectively, to the Company’s Registration Statement on Form S-4 and incorporated by reference from such filings into the Company’s Current Report on Form 8-K/A filed with the SEC on July 17, 2019 (the “July 2019 Form 8-K”), should no longer be relied upon because of certain misstatements contained in those financial statements.

As previously disclosed on July 12, 2019, Ohr Pharmaceutical, Inc., a Delaware corporation (“Ohr”), completed a reverse merger with NeuBase Therapeutics, Inc., a Delaware corporation (“Legacy NeuBase”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) entered into on January 2, 2019. Pursuant to the Merger Agreement, (i) a subsidiary of Ohr merged with and into Legacy NeuBase, with Legacy NeuBase (renamed as “NeuBase Corporation”) continuing as a wholly-owned subsidiary of Ohr and the surviving corporation of the merger and (ii) Ohr was renamed “NeuBase Therapeutics, Inc.” (the “Merger”). For accounting purposes, the Merger was treated as a “reverse asset acquisition” under generally accepted accounting principles in the United States, and Legacy NeuBase was considered the accounting acquirer. Accordingly, Legacy NeuBase’s historical results of operations replaced the Company’s historical results of operations for all periods prior to the Merger and, for all periods following the Merger, the results of operations of the combined company are included in the Company’s consolidated financial statements. The Fiscal 2019 Quarterly Financials were those of Legacy NeuBase, and as a result of the completion of the Merger and the accounting treatment of the Merger, consequently are the historical consolidated financial statements of the Company.

The Company has determined that it is appropriate to correct the misstatements in the Fiscal 2019 Quarterly Financials. Neither the Audit Committee nor the Company’s management has discussed this assessment with CohnReznick.

Background

As previously disclosed in the Form 10-K, the Company determined that the accounting treatment and valuations pertaining to the PATrOL™ technology license acquired during the three months ended December 31, 2018 should be modified. The Form 10-K disclosed that the change in accounting treatment and valuations resulted in an increase in total operating expenses of approximately $0.9 million on the Company’s consolidated statements of operations for the fiscal year ended September 30, 2019 and a decrease in intangible assets of approximately $1.5 million on the Company’s consolidated balance sheet as of and for the fiscal year ended September 30, 2019, as well as a decrease in total operating expenses of approximately $0.3 million on the Company’s consolidated statements of operations in connection with the adjustment of the valuation of certain share-based awards for the fiscal year ended September 30, 2019.

The Fiscal 2019 Quarterly Financials previously accounted for the acquisition of the PATrOL™ technology license as the acquisition of a license and the license was capitalized as an intangible asset. The fair value of the common stock and warrant consideration transferred for the license was initially estimated using the per share price observed in Legacy NeuBase’s private placement commitments entered into with prospective investors, which was approximately $1.61 per share of Legacy NeuBase common stock. The aggregate value of the license capitalized was approximately $1.5 million.

Evaluation

In November 2019, CohnReznick informed the Company that it believed the acquisition of the PATrOL™ technology license should be accounted for as an asset acquisition and determined the PATrOL™ technology license did not meet the criteria to be capitalized as it had not achieved regulatory approval. In November 2019, following the Company’s further evaluation of the treatment of the acquisition and discussions with CohnReznick, the Company determined that it agreed with CohnReznick’s assessment. The Company then engaged a third party valuation firm to value the Legacy NeuBase common stock and warrants issued in exchange for the license and the Company identified all components of consideration transferred, including cash consideration of approximately $0.05 million and acquisition costs of approximately $0.04 million. The fair value of Legacy NeuBase common stock and warrants issued in exchange for the license was determined to be approximately $0.8 million and $0.1 million, respectively, based upon the ultimately-determined fair value of Legacy NeuBase common stock of $1.03 per share. The PATrOL™ technology license was the only identified asset in the transaction and, accordingly, in the Company’s consolidated financial statements as of, and for the fiscal year ended, September 30, 2019, the Company expensed amounts allocated to in-process research and development, which was approximately $1.0 million in aggregate.

In connection with the valuation adjustments to the PATrOL™ technology license consideration, the Company also determined that valuations pertaining to certain share-based awards, due to the grants thereof being made in close proximity to the valuation of the consideration issued in connection with the PATrOL license, should be adjusted as the share-based awards were initially valued using the per share price observed in Legacy NeuBase’s private placement commitments entered into with prospective investors, which was approximately $1.61 per share of Legacy NeuBase common stock. The fair value of share-based awards granted in the three months ended December 31, 2018 was recalculated using a per share-price of $1.03 of Legacy NeuBase common stock and the correction resulted in a restatement of share-based compensation expense and a net decrease of approximately $0.2 million in share-based compensation expense for the three months ended December 31, 2018. The fair value of share-based awards granted in the three months ended March 31, 2019 were recalculated using a per share-price of $1.27 per share of Legacy NeuBase, which was based upon a third party valuation of Legacy NeuBase common stock. The correction of the valuations and timing of recognizing the share-based awards granted in the three months ended December 31, 2018, and March 31, 2019, resulted in a restatement of share-based compensation expense and a net decrease of approximately $0.1 million in share-based compensation expense for the three months ended March 31, 2019.

Collectively, these changes in accounting treatment and valuations resulted in an increase in total operating expenses of approximately $0.8 million for the three months ended December 31, 2018, a decrease in total operating expenses of $0.1 million for the three months ended March 31, 2019 and an increase in total operating expenses of $0.7 million for the six months ended March 31, 2019, and a decrease in intangible assets of $1.5 million at each of December 31, 2018 and March 31, 2019.

Determinations and Conclusions

Based on the foregoing, the Company reported in the Form 10-K that the accounting treatment and valuations of Legacy NeuBase pertaining to the PATrOL™ technology license, which was acquired during the three months ended December 31, 2018, should be modified.

In connection with the preparation of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 and in consultation with the Audit Committee, the Company concluded that the Fiscal 2019 Quarterly Financials should no longer be relied upon because of the errors in such financial statements. The restatement of the Fiscal 2019 Quarterly Financials will be effective with the filing of the Company’s future unaudited interim condensed consolidated financial statements and related information in filings in Quarterly Reports on Form 10-Q for the period ended December 31, 2019 and for the period ending March 31, 2020. The Company also intends to file an amended Form 8-K/A with the SEC restating the Fiscal 2019 Quarterly Financials of Legacy NeuBase as soon as practicable hereafter. The descriptions of the foregoing errors and restatements are qualified in their entirety by reference to the restated financial statements to be included in an amendment to the July 2019 Form 8-K.

Other

Prior to terminating CohnReznick as the Company’s independent registered public accounting firm, the Audit Committee and management discussed the matters disclosed in this Item 4.02(a) with CohnReznick.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: February 13, 2020	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer